FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2007

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The disclosures under Item 8.01 Other Matters below are incorporated by reference herein.

The information in this Item 2.02 of Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01.  Other Matters.

On March 1, 2007, United States Cellular Corporation (“U.S. Cellular”) issued a news release disclosing that it had filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) with respect to its Annual Report on Form 10-K (“Form 10-K”) for the year ended December 31, 2006.  A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Form 10-K for the year ended December 31, 2006 was due by March 1, 2007.  Although U.S. Cellular has extended such date to March 16, 2007 by filing Form 12b-25 with the SEC, the Form 10-K will not be completed by the extended deadline of March 16, 2007.  Accordingly, U.S. Cellular’s Form 10-K for the year ended December 31, 2006 will not be filed on a timely basis. U.S. Cellular expects to file the Form 10-K as promptly as possible.

Reference is made to U.S. Cellular’s Form 12b-25 dated March 1, 2007 and press release attached hereto as Exhibit 99.1 for further information.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

Attached as Exhibit 99.2 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: March 1, 2007

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President Finance,
Chief Financial Officer, Treasurer and Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description
99.1	Press Release dated March 1, 2007

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement